UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 26, 2006
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2

Item 1.01 Entry into a Material Definitive Agreement
     On April 26, 2006, Countrywide Financial Corporation (the “Company”) entered into director emeritus agreements with each of Ben M. Enis (the “Enis Agreement”) and Edwin Heller (the “Heller Agreement” and, together with the Enis Agreement, the “Director Emeritus Agreements”). Effective upon election of the Class I Directors to the Company’s Board of Directors (the “Board”) at the 2006 Annual Meeting of Stockholders, to be held on June 14, 2006, Messrs. Enis and Heller are retiring from the Board. Pursuant to the terms of the Director Emeritus Agreements, Messrs. Enis and Heller will each become a Director Emeritus. Under the terms of the Director Emeritus Agreements, Messrs. Enis and Heller each agree to provide up to five hours per month of advisory and consulting services to the Company and its subsidiaries, as the Board may determine, and to attend meetings as requested by the Company. Each of Messrs. Enis and Heller are required to refrain from disclosing confidential information and from entering into an employment or consulting agreement with, or from supplying any information or materials to, any competitor of the Company or its subsidiaries.
     Each of the Director Emeritus Agreements provides that stock options granted to Messrs. Enis and Heller during their tenure as a director will continue to vest as provided under the Company’s applicable equity plans and that each of their shares of restricted stock will automatically vest upon their becoming a Director Emeritus. As a Director Emeritus, each of Messrs. Enis and Heller and each of their dependents are entitled to participate in the Company’s health plans. In the event Messrs. Enis and Heller are requested to attend a meeting of the Board, they will be entitled to a payment in an amount not less than the then-current per meeting fee payable to non-employee directors of the Company for attending Board meetings plus reimbursement of reasonable expenses they incur in connection with such attendance.
     The term of the Enis Agreement and the Heller Agreement is for the life of Mr. Enis and Mr. Heller, respectively, unless earlier terminated by Mr. Enis or Mr. Heller, as the case may be, pursuant to its terms.
Item 9.01 Financial Statements and Exhibits
(d)     Exhibits.
10.1	Director Emeritus Agreement dated April 26, 2006 by and between Countrywide Financial Corporation and Ben M. Enis.

10.2	Director Emeritus Agreement dated April 26, 2006 by and between Countrywide Financial Corporation and Edwin Heller.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Dated: May 1, 2006	/s/ MARSHALL M. GATES
	Name:	Marshall M. Gates
	Title:	Senior Managing Director and Chief Administrative Officer

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EXHIBIT INDEX

Exhibit
No.
10.1	Director Emeritus Agreement dated April 26, 2006 by and between Countrywide Financial Corporation and Ben M. Enis

10.2	Director Emeritus Agreement dated April 26, 2006 by and between Countrywide Financial Corporation and Edwin Heller

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